                                                                                                   EXHIBIT 32.1

                  Certification of Principal Executive Officer

                         Pursuant to 18 U.S.C. 1350

                 (Section 906 of the Sarbanes-Oxley Act of 2002)

 I, Patrick Freeman, Chief Executive Officer of Cordia Corporation (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB/A for the period December 31, 2003 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                              By: /s/ Patrick Freeman

                                 -------------------------------

                                 Patrick Freeman

                                 Chief Executive Officer

March 10, 2005

 * A signed original of this written statement required by Section 906 has been provided to Cordia Corporation and will be retained by Cordia Corporation and furnished to the Securities Exchange Commission or its staff upon request.